As filed with the Securities and Exchange Commission
                              on February 28, 2001




                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                                                          ---
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           x
                                                                          ---


                                                                          ---
                         Post-Effective Amendment No. 9                    x
                                                                          ---



                                     and/or
                                                                          ---
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     x
                                                                          ---



                                                                          ---
                               Amendment No. 22                             x
                                                                          ---
                        (Check appropriate box or boxes)




                                  SPECTRA FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           ONE WORLD TRADE CENTER, SUITE 9333
           NEW YORK, NEW YORK                                      10048
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code:            212-806-8800


                               MR. GREGORY S. DUCH
                           FRED ALGER MANAGEMENT, INC.
                       ONE WORLD TRADE CENTER, SUITE 9333
                               NEW YORK, NY 10048
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


 X
---       immediately upon filing pursuant to paragraph (b), or

---       on                 pursuant to paragraph (b), or

---       60 days after filing pursuant to paragraph (a), or

---       on  pursuant to paragraph (a)(3) of Rule 485


                              ---------------------

      SPECTRA FUND

        CLASS A SHARES



                                   PROSPECTUS
                                February 28, 2001

                                     [LOGO]

                               TABLE OF CONTENTS
                               -------------------------------------------------

                               3 ..............Risk/Return Summary: Invest-
                                               ments, Risks & Performance

                               4 ..............Fees and Expenses

                               5 ..............Additional Information About
                                               the Fund's Investments

                               5 ..............Management and Organization

                               5 ..............Shareholder Information

                               6 ..............Classes of Fund Shares

                               6 ..............Purchasing and Redeeming
                                               Class A Shares

                               8 ..............Financial Highlights

                               Back Cover .....How to obtain more information

                      (This Page Intentionally Left Blank)

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE


INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Fund can leverage, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS

The main risks in investing in the Fund are:

o fluctuation in Fund price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed


o investing in companies of all capitalizations involves the risk that smaller, newer issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.


Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, ten and twenty years compare with those of a broad measure of market performance. The Fund offers two classes of shares, Class N shares, which are offered through another prospectus, and Class A shares. The total returns reflect reinvestment of divi-dends and distributions.* Remember that the Fund's performance in the past is not necessarily an indication of how it will perform in the future.


Information in the chart and table is for the Fund's Class N shares, which are the only shares that have been outstanding for at least one year. Class A and Class N shares differ only in that Class A shares are subject to a front-end sales charge; Class N shares are not. Because of the sales charge, returns will be lower for Class A shares.


----------
* Dividends and distributions paid prior to February 12, 1996, when the Fund converted from a closed-end fund, are reflected as reinvested at market value.


================================================================================
Annual Total Return as of December 31 each year (%)

         [The table below represents a bar chart in the printed piece.]

57.30    8.49    27.56    3.66    47.69    19.48   24.69   47.94   71.94  -32.45
--------------------------------------------------------------------------------
 91       92       93      94       95       96      97      98      99      00

Best Quarter:       Q4 1999        +44.34%
Worst Quarter:      Q4 2000        -23.71%
================================================================================

The following  table  compares the Fund's  performance  with that of the S&P 500
Index

================================================================================
Average Annual Total Return as of December 31, 2000

                                 1 Year        5 Years     10 Years     20 Years
--------------------------------------------------------------------------------
Class N                         -32.45%         20.68%       23.91%      18.42%
S&P 500 Index                    -9.10%         18.33%       17.46%      15.69%
================================================================================

Note: Because of the sales charge, returns will be lower for Class A shares.

================================================================================
                                        The S&P 500 Index is an unmanaged  index
                                composed of 500 large company  stocks. Investors
                                 cannot make investments directly into an index.
================================================================================



[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class A shares of the Fund.


================================================================================
  Shareholder Fees
  (fees paid directly from your investment)
       Maximum sales charge  imposed on                                5.75%
       purchases (as a percentage of offering price)                   ====

  Annual Fund Operating
  Expenses (expenses that are deducted from Fund Assets)
       Management Fees                                                 1.50%
       Distribution Fees                 None
       All Other Expenses:
          Shareholder Servicing Fee      0.25%
          Other Expenses                 0.07%
                                         -----
       Total All Other Expenses                                        0.32%
                                                                       ----
  Total Annual Fund Operating Expenses                                 1.82%
                                                                       ====
================================================================================


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                                 1 Year        5 Years     10 Years     20 Years
--------------------------------------------------------------------------------
Class A                           $749          $1,115      $1,504       $2,589
================================================================================

The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide service and maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover).



[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
One World Trade Center
Suite 9333
New York, NY 10048


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/00) $9.5 billion in mutual fund assets as well as $8.8 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Fund's Board ofTrustees. The Fund has had the same Manager since 1974, and pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.


PORTFOLIO MANAGERS


David Alger and Seilai Khoo are the individuals responsible for the day-to-day management of the Fund's portfolio and have served in that capacity since 1974 and June 2000, respectively. Mr. Alger has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo has been employed by the Manager since 1989, as a Senior Research Analyst until 1995, as a Senior Vice President since 1995 and as an Executive Vice President since December 2000.



[GRAPHIC OMITTED]        SHAREHOLDER
                         INFORMATION

                         DISTRIBUTOR
                         Fred Alger & Company, Incorporated
                         30 Montgomery Street
                         Jersey City, NJ 07302
                         TRANSFER AGENT
                         Alger Shareholder Services, Inc.
                         30 Montgomery Street
                         Jersey City, NJ 07302

NET ASSET VALUE

The price of one Class A share is its "net asset value", or NAV, plus the front-end sales charge. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values its assets on the basis of market quotations. Where market quotations are not readily available, the Manager makes a good faith determination on the basis of fair value, under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.


Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.


================================================================================
                            NAV (net asset value) is computed by adding together
                         the value of the Fund's investments plus cash and other
                       assets, subtracting its liabilities and then dividing the
                                 result by the number of its outstanding shares.
================================================================================

CLASSES OF FUND SHARES


The Fund offers two classes of shares. Class A shares are subject to a front-end sales charge and are available only through authorized broker-dealers. Only Class A shares are offered in this prospectus. Class N shares are not subject to a front-end sales charge and can be purchased (i) directly from the Fund, (ii) through investment advisers and other professionals who offer "wrap programs" -- i.e., investment portfolio services for a fee, and (iii) through discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities related to varied menus of mutual funds and fund families. For more information about Class N shares, contact the Fund. The following chart indicates the sales charge you may pay when purchasing Class A shares:


================================================================================

                         SALES CHARGE       SALES CHARGE       DEALER ALLOWANCE
PURCHASE                 as a % of          as a % of          as a % of
AMOUNT                   Offering Price     Net Asset Value    Offering Price

Less than $50,000             5.75%              6.10%               5.00%
$50,000 - $99,999             5.00%              5.26%               4.25%
$100,000 - $249,999           4.00%              4.17%               3.25%
$250,000 - $499,999           3.00%              3.09%               2.50%
$500,000 - $999,999           2.25%              2.30%               2.00%
$1,000,000 and over*          0.00%              0.00%               1.00%
================================================================================

* These purchases may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase.

Purchases of Class A shares which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate, may be made at net asset value without any front-end sales charge. However, these shares will be subject to a CDSC if redeemed within 12 months of purchase. In calculating the CDSC, the Fund assumes that any shares not subject to a CDSC are redeemed first.


Class A share front-end and contingent deferred sales charges may be waived in certain circumstances, which are discussed in the Statement of Additional Information (See back cover).


PURCHASING AND REDEEMING
CLASS A SHARES


You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV (plus any applicable sales charge) next calculated after your purchase request or redemption request is received in good order by the Transfer Agent. Ordinarily, your redemption check will be issued within 7 days after your redemption request is accepted by the Transfer Agent. However, when you purchase shares with a check or via TelePurchase or Automatic Investment Plan, no check will be issued against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order. The Fund does not impose a sales charge for redemptions other than certain redemptions of Class A shares held for less than 12 months.

You may aggregate all the Class A shares you purchase in the Fund in order to obtain a reduced sales charge (as indicated above) if you provide sufficient information at the time of purchase for verification of your eligibility for the lower charge.

If you intend to make an aggregate purchase of $100,000 or more over a period of 13 months or less, you can complete a letter of intent and return it to the Fund. Please contact the Fund or consult your broker- dealer for details before you buy the shares.


================================================================================
MINIMUM INVESTMENTS - CLASS A

                                        Initial       Subsequent
                                       Investment     Investment

--------------------------------------------------------------------------------
              Regular account                $0           $25
              Traditional IRA                $0           $25
              Roth IRA                       $0           $25
              Education IRA                  $0           $25
              SIMPLE IRA                     $0           $25
              Keogh                          $0           $25
              401(k)                         $0           $25
              403(b)                         $0           $25
              Automatic Investment          $25           $25
================================================================================

Class A shares are available only through authorized broker-dealers. To purchase or redeem Class A shares, simply call your broker-dealer.

Purchases sent directly to the Fund will be invested in Class N shares.

Unless your account is a Spectra-sponsored, tax-deferred retirement plan, if it falls below $500 because of redemptions, the Fund may send you written notice providing 60 days to restore it to the minimum balance. After 60 days, the Fund may close your account and redeem all of your shares if your account remains below the minimum.

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

EXCHANGES


You can exchange shares of the Fund for shares of Alger Money Market Portfolio of The Alger Fund, another portfolio advised by the Manager. If you would like a prospectus describing the Alger Money Market Portfolio, please call the Fund at
(800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Prior to June 30, 2000, no Class A shares were outstanding. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the financial statements of the Fund, are contained in the Fund's Annual Report, which is available by contacting the Fund at (800) 711-6141.

=================================================================================================================================
SPECTRA FUND

For a share outstanding throughout the period

                                      Class A
                                     Four Months
                                        Ended                                 Class N(i)
                                     October 31                         Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------------
                                     2000(ii)(vi)      2000          1999          1998        1997           1996          1995
                                     ----------     ----------    ----------    ----------    -------       -------       -------
Net asset value, beginning
  of period                          $    12.28     $    10.76    $     6.65    $     5.74    $  4.54       $  6.98       $  6.27
                                     ----------     ----------    ----------    ----------    -------       -------       -------
Net investment income (loss)              (0.02)         (0.08)        (0.07)        (0.02)     (0.06)(iii)   (0.08)(iii)   (0.17)
Net realized and unrealized
  gain (loss) on investments              (1.63)          0.88          4.22          0.98       1.26          0.41          2.41
                                     ----------     ----------    ----------    ----------    -------       -------       -------
Total from investment operations          (1.65)          0.80          4.15          0.96       1.20          0.33          2.24
Distributions from net
  realized gains                             --          (0.93)        (0.04)        (0.05)        --         (2.77)        (1.53)
                                     ----------     ----------    ----------    ----------    -------       -------       -------
Net asset value, end of period       $    10.63     $    10.63    $    10.76    $     6.65    $  5.74       $  4.54       $  6.98
                                     ==========     ==========    ==========    ==========    =======       =======       =======
Total return(iv)                         (13.44%)         6.21%        62.66%        16.94%     26.45%        12.68%        57.72%
                                     ==========     ==========    ==========    ==========    =======       =======       =======
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted)                  $   14,711     $  876,132    $  548,656    $  193,039    $84,988       $11,485       $ 5,374
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Ratio of expenses excluding
    interest to average net assets         1.82%          1.82%         1.83%         1.90%        --            --            --
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Ratio of expenses including
    interest to average net assets         1.82%          1.82%         1.85%         1.96%      2.12%         2.55%(v)      3.76%
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Ratio of net investment income
    (loss) to average net assets          (1.05%)        (1.29%)       (1.52%)       (1.24%)    (1.06%)       (1.69%)       (3.05%)
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Portfolio Turnover Rate                118.82%        118.82%       102.54%       190.74%    133.98%       197.04%       207.25%
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Amount of debt outstanding
    at end of period                         --             --            --    $  705,000         --            --            --
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Average amount of debt
    outstanding during the period    $   63,866     $   63,866    $  986,981    $1,044,096         --            --            --
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Average daily number of shares
    outstanding during the period    73,398,632     73,398,632    40,946,839    22,865,292         --            --            --
                                     ==========     ==========    ==========    ==========    =======       =======       =======
  Average amount of debt per share
    during the period                        --             --    $     0.02    $     0.05         --            --            --
                                     ==========     ==========    ==========    ==========    =======       =======       =======
=================================================================================================================================

(i) Per share data has been adjusted to reflect the effect of a 3-for-1 stock split which occurred April 23, 1999.


(ii)  Ratios have been annualized;  total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the year.

 Four
Months
 Ended
Oct. 31,                     Year Ended June 30,
------------------------------------------------------------------
   1994(ii)       1994        1993           1992             1991
-------        -------      ------      ---------      -----------
$  5.71        $  6.34      $ 5.98      $    6.50      $      6.24
-------        -------      ------      ---------      -----------
  (0.04)         (0.09)      (0.10)         (0.07)           (0.05)
   0.60           0.89        1.23           0.55             0.75
-------        -------      ------      ---------      -----------
   0.56           0.80        1.13           0.48             0.70
     --          (1.43)      (0.77)         (1.00)           (0.44)
-------        -------      ------      ---------      -----------
$  6.27        $  5.71      $ 6.34      $    5.98      $      6.50
=======        =======      ======      =========      ===========
   9.93%         17.53%      23.66%         11.65%           15.63%
=======        =======      ======      =========      ===========

$ 4,832        $ 4,394      $4,884      $   4,603      $     5,006
=======        =======      ======      =========      ===========

     --             --          --             --               --
=======        =======      ======      =========      ===========

   2.75%          2.59%       2.57%          2.14%            2.74%
=======        =======      ======      =========      ===========

  (1.72%)        (1.47%)     (1.55%)        (1.07%)          (0.85%)
=======        =======      ======      =========      ===========
  56.24%        116.61%     100.17%         63.54%           78.00%
=======        =======      ======      =========      ===========
     --             --          --             --               --
=======        =======      ======      =========      ===========
     --             --          --             --               --
=======        =======      ======      =========      ===========

     --             --          --             --               --
=======        =======      ======      =========      ===========
     --             --          --             --               --
=======        =======      ======      =========      ===========



(iv) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

(v) Amount has been reduced by 0.69% due to expense reimbursements made pursuant to applicable state expense limits.


(vi)  Initially offered July 1, 2000.

FOR FUND INFORMATION:


By telephone:     (800)-711-6141


By mail:       Spectra Fund
               One World Trade Center
               Suite 9333
               New York, NY 10048
By Internet:   Text versions of Fund documents can be
               downloaded from the following sources:
             o The Fund: http://www.spectrafund.com
             o SEC (EDGAR database): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
Spectra Fund
SEC File #811-1743

SSA60


      SPECTRA FUND

            CLASS A SHARES





INVESTING IN COMPANIES OF ALL SIZES TO ACHIEVE CAPITAL APPRECIATION





                                                                      PROSPECTUS

                                                               FEBRUARY 28, 2001






      As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

      An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      SPECTRA FUND

        CLASS N SHARES



                                   PROSPECTUS

                                February 28, 2001

                                     [LOGO]

                               TABLE OF CONTENTS
                               -------------------------------------------------

                               2 ..............Risk/Return Summary: Invest-
                                               ments, Risks & Performance

                               3 ..............Fees and Expenses

                               4 ..............Additional Information About
                                               the Fund's Investments

                               4 ..............Management and Organization

                               4 ..............Shareholder Information

                               5 ..............Classes of Fund Shares

                               5 ..............Purchasing and Redeeming
                                               Class N Shares

                               6 ..............Investment Instructions

                               7 ..............Redemption Instructions

                               8 ..............Financial Highlights

                               Back Cover .....How to obtain more information

[Graphic omitted]

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE


INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

  Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o Positive Life Cycle Change

  Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Fund can leverage, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS

The main risks in investing in the Fund are:

o fluctuation in Fund price per share due to changes in the market prices of its investments

o the tendency of stocks, especially "growth" stocks, to be more volatile than some other investments you could make, such as bonds

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed

o investing in companies of all capitalizations involves the risk that smaller, newer issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

Prices  of growth  stocks  tend to be higher  in  relation  to their  companies'
earnings,  and  may  be  more  sensitive  to  market,   political  and  economic
developments than other stocks, making their prices more volatile.

The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Based on the Fund's investment objective, an investment in the Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, ten and twenty years compare with those of a broad measure of market performance. The total returns reflect reinvestment of dividends and distributions.* Remember that the Fund's performance in the past is not necessarily an indication of how it will perform in the future.

---------------
*Dividends and distributions paid prior to February 12, 1996, when the Fund converted from a closed-end fund, are reflected as reinvested at market value.


-------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)

[The data below represents bar graph in the printed piece.]

91     57.30
92      8.49
93     27.56
94      3.66
95     47.69
96     19.48
97     24.69
98     47.94
99     71.94
00    -32.45

Best Quarter:       Q4 1999         +44.34%
Worst Quarter:      Q4 2000        - 23.71%

-------------------------------------------------------------------------------

The following table compares the Fund's performance with that of the S&P 500
Index:

-------------------------------------------------------------------------------
Average Annual Total Return as of December 31, 2000

                    1 Year       5 Years     10 Years        20 Years
-------------------------------------------------------------------------------
Class N           - 32.45%        20.68%       23.91%          18.42%
S&P 500 Index      - 9.10%        18.33%       17.46%          15.69%
-------------------------------------------------------------------------------

The Fund also offers Class A shares. Class A and Class N shares differ only in that Class A shares are subject to a sales charge, whereas Class N shares are not. Because of the sales charge, returns will be lower for Class A shares.

--------------------------------------------------------------------------------
                                         THE S&P 500 INDEX IS AN UNMANAGED INDEX
                                 COMPOSED OF 500 LARGE COMPANY STOCKS. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.
--------------------------------------------------------------------------------

[Graphic omittedd]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class N shares of the Fund.

-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)              None

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)
     Management Fees                                   1.50%
     All Other Expenses:
       Shareholder Servicing Fee              0.25%

       Other Expenses                         0.07%
     Total All Other Expenses                          0.32%
                                                       -----
Total Annual Fund Operating Expenses                   1.82%
                                                       =====

--------------------------------------------------------------------------------

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class N shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 Year  3 Years  5 Years   10 Years
-------------------------------------------------------
Class N             $185     $573     $985     $2,137

The Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide service and maintenance of shareholder accounts.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
One World Trade Center
Suite 9333
New York, NY 10048


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/00) $9.5 billion in mutual fund assets as well as $8.8 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same Manager since 1974, and pays the Manager a fee at an annual rate of 1.50% of its average daily net assets.


PORTFOLIO MANAGERS

David Alger and Seilai Khoo are the individuals responsible for the day-to-day management of the Fund's portfolio and have served in that capacity since 1974 and June 2000, respectively. Mr. Alger has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo has been employed by the Manager since 1989, as a Senior Research Analyst until 1995, as a Senior Vice President since 1995 and as an Executive Vice President since December 2000.


                         SHAREHOLDER
[Graphic omitted]        INFORMATION

                         DISTRIBUTOR
                         Fred Alger & Company, Incorporated
                         30 Montgomery Street
                         Jersey City, NJ 07302

                         TRANSFER AGENT
                         Alger Shareholder Services, Inc.
                         30 Montgomery Street
                         Jersey City, NJ 07302

NET ASSET VALUE

The price of one Class N share is its "net asset value", or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values its assets on the basis of market quotations. Where market quotations are not readily available, the Manager makes a good faith determination on the basis of fair value, under procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.


--------------------------------------------------------------------------------
                           NAV (NET ASSET VALUES) IS COMPUTED BY ADDING TOGETHER
                         THE VALUE OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER
                       ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE
         RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES. CLASSES OF FUND SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The Fund offers two classes of shares. Class N shares are not subject to a sales charge and can be purchased (i) directly from the Fund, (ii) through investment advisers and other professionals who offer "wrap programs"--i.e., investment portfolio services for a fee, and (iii) through discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities relating to varied menus of mutual funds and fund families. Class A shares are subject to a front-end sales charge and are available only through authorized broker-dealers. Only Class N shares are offered in this prospectus.

PURCHASING AND REDEEMING
CLASS N SHARES


No sales charge is imposed on Class N shares. You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent. Ordinarily, your redemption check will be issued within 7 days after your redemption request is accepted by the Transfer Agent. However, when you purchase shares with a check or via TelePurchase or Automatic Investment Plan, no check will be issued against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order. The Fund does not impose a sales charge for redemptions of Class N shares.

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS - CLASS N
                          Initial       Subsequent
                         Investment     Investment
--------------------------------------------------------------------------------
Regular account$1,000        $100
Traditional IRA              $250          $100
Roth IRA                     $250          $100
Education IRA                $100          $100
SIMPLE IRA                   $250          $100
Keogh                        $250          $100
401(k)                       $250          $100
403(b)                       $250          $100
Automatic Investment          $25           $25
--------------------------------------------------------------------------------

Different ways to purchase and redeem are listed on the following pages. For telephone redemptions, the Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

INVESTMENT INSTRUCTIONS-CLASS N SHARES

To open an account:

BY MAIL:
--------------------------------------------------------------------------------
(make checks payable to Spectra Fund)
Mail your completed application and check to:

      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

BY FED WIRE:
--------------------------------------------------------------------------------
Have your bank wire funds to:

INSTRUCTIONS                 EXAMPLE

State Street Bank &          State Street Bank &
  Trust Company                Trust Company
Boston, MA 02101             Boston, MA 02101
ABA# 011000028               ABA# 011000028
BNF=Spectra Fund             BNF-Spectra Fund
AC-00797548                  AC-00797548
Originator To
  Beneficiary Information-
  Spectra Fund               OBI-Spectra Fund
30-New Account               30-New Account*
Shareholder Name(s)          John & Jane Doe
Tax ID Number                123-45-6789


Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

*If you already have an account number assigned to you, insert it here.


CONTACT:
--------------------------------------------------------------------------------
CALL OR VISIT your discount broker, investment adviser, or bank or other financial institution.

AUTOMATICALLY:
--------------------------------------------------------------------------------
Complete the AUTOMATIC INVESTMENT Plan option on your account application. Minimum automatic investment is $25.

VIA OUR WEBSITE:
--------------------------------------------------------------------------------
Visit the Spectra Fund website to download a new account application - www.spectrafund.com


Mail completed application with your check to Alger Shareholder Services, Inc.


TO MAKE  ADDITIONAL  INVESTMENTS IN AN EXISTING CLASS N SHARE ACCOUNT:

BY MAIL:
--------------------------------------------------------------------------------
Complete and return the Invest by Mail slip attached to your Spectra Statement and return the slip with your investment to:
     Alger Shareholder Services, Inc.
     30 Montgomery Street Jersey
     City, NJ 07302

BY TELEPHONE OR FED WIRE:
--------------------------------------------------------------------------------
TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day.

WIRE - Have your bank wire funds to:

State Street Bank & Trust Company. (See wire instructions at left.)

                                             *NOT AVAILABLE FOR RETIREMENT PLANS

CONTACT:
--------------------------------------------------------------------------------
Call or visit your discount broker, investment adviser, bank or other financial institution.

AUTOMATICALLY:
--------------------------------------------------------------------------------
SPECTRA FUND AUTOMATIC INVESTMENT PLAN allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Spectra Fund to receive an Additional Services Form. Minimum automatic investment is $25.


GOVERNMENT DIRECT DEPOSIT* allows you to arrange direct deposit of U.S. federal government payments into your Spectra Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Spectra Fund Account. Call for a Payroll Savings Plan Form.


                                             *NOT AVAILABLE FOR RETIREMENT PLANS



VIA OUR WEBSITE:
--------------------------------------------------------------------------------
Visit the Spectra Fund website to download all forms to add services to your account - www.spectrafund.com

Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically via our website.

--------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS-CLASS N SHARES

BY MAIL:
--------------------------------------------------------------------------------
SEND a letter of instruction to Alger Shareholder Services, Inc. which includes
      - account number
      - number of shares or dollar amount of redemption
      - where to send the proceeds
      - a signature(s) of registered owner(s)

      - a signature guarantee if
          - your redemption is for more than $25,000; or
          - you want the check sent to a different address than the one we have on file; or
          - you want the check to be made payable to someone other than the registered owner(s) we have on file; or
          - you have changed your address on file within the past 60 days.

BY TELEPHONE:*
--------------------------------------------------------------------------------
CALL (800) 711-6141 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire** for amounts over $5,000. Note: you cannot request a check if you have changed your address on file within the past 60 days.

TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS
                            **ONLY IF THE APPROPRIATE SECTION OF THE NEW ACCOUNT
                                                        APPLICATION IS COMPLETED
CONTACT:
--------------------------------------------------------------------------------
Call or visit your discount broker, investment adviser, or bank or other financial institution.


AUTOMATICALLY:
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.


VIA OUR WEBSITE:
--------------------------------------------------------------------------------
Visit the Spectra Fund website to download all forms to add redemption privileges to your existing account - www.spectrafund.com. In addition, you can now perform certain transactions electronically via our website.

Mail your completed forms to Alger Shareholder Services, Inc.

TO SPEAK WITH A SPECTRA FUND REPRESENTATIVE CALL

(800) 711-6141 e-mail:

 e-mail invest@spectrafund.com

web address: www.spectrafund.com

Representatives are available to assist you with any questions you have.


                                          SIGNATURE GUARANTEE  IS A GUARANTEE BY
                                  A FINANCIAL  INSTITUTION  THAT YOUR  SIGNATURE
                                         IS AUTHENTIC. THE FINANCIAL INSTITUTION
                                      ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD
                                     IF THE SIGNATURE IT GUARANTEES PROVES TO BE
                                            COUNTERFEIT. IT IS AN IDEAL MEANS TO
                        PROTECT  INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A
                                                         NOTARY PUBLIC IS NOT AN
                                                          ACCEPTABLE SUBSTITUTE.

Unless your account is a Spectra-sponsored, tax-deferred retirement plan, if it falls below $500 because of redemptions, the Fund may send you written notice providing 60 days to restore it to the minimum balance. After 60 days, the Fund may close your account and redeem all of your shares if your account remains below the minimum.

To purchase Class A shares, contact your broker-dealer.

Under unusual circumstances, the Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

EXCHANGES


You can exchange shares of the Fund for shares of Alger Money Market Portfolio of The Alger Fund, another portfolio advised by the Manager. If you would like a prospectus describing the Alger Money Market Portfolio, please call the Fund at
(800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares.


Certain exchange transactions can be performed on our website. Contact the Fund for details.

[Graphic omitted]
FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund's Class N shares for the indicated periods. The Fund was a closed-end fund until February 12, 1996, when it became an open-end fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the financial statements of the Fund, are contained in the Fund's Annual Report, which is available by contacting the Fund at (800) 711-6141."

--------------------------------------------------------------------------------
SPECTRA FUND
CLASS N SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (i)

                                                                            Year Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                  2000       1999           1998             1997         1996          1995
                                                  ----       ----           ----             ----         ----          ----
Net asset value, beginning of period        $     10.76    $      6.65    $      5.74    $    4.54      $   6.98      $    6.27
                                            -----------    -----------    -----------    ---------      --------      ---------
Net investment income (loss)                      (0.08)         (0.07)         (0.02)       (0.06)(iii)   (0.08)(iii)    (0.17)
Net realized and unrealized gain
 (loss) on investments                             0.88           4.22           0.98         1.26          0.41           2.41
                                            -----------    -----------    -----------    ---------      --------      ---------
Total from investment operations                   0.80           4.15           0.96         1.20          0.33           2.24
Distributions from net realized gains             (0.93)         (0.04)         (0.05)          --         (2.77)         (1.53)
                                            -----------    -----------    -----------    ---------      --------      ---------
Net asset value, end of period              $     10.63    $     10.76    $      6.65     $   5.74      $   4.54      $    6.98
                                            ===========    ===========    ===========    =========      ========      =========
Total return(iv)                                   6.21%         62.66%         16.94%       26.45%        12.68%         57.72%
                                            ===========    ===========    ===========    =========      ========      =========
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted)                         $   876,132    $   548,656    $   193,039    $  84,988      $ 11,485      $   5,374
                                            ===========    ===========    ===========    =========      ========      =========
  Ratio of expenses excluding
   interest to average net assets                  1.82%          1.83%          1.90%       --            --               --
                                                           -----------    -----------    ---------      --------      ---------
  Ratio of expenses including
   interest to average net assets                  1.82%          1.85%          1.96%        2.12%        2.55%(v)        3.76
                                            ===========    ===========    ===========    =========      ========      =========
  Ratio of net investment income
   (loss) to average net assets                   (1.29)%        (1.52%)        (1.24)       (1.06%)       (1.69%)        (3.05%)
                                            ===========    ===========    ===========    =========      ========      =========
  Portfolio Turnover Rate                        118.82%        102.54%        190.74       133.98%       197.04%        207.25%
                                            ===========    ===========    ===========    =========      ========      =========
  Amount of debt outstanding at
   end of period                                     --             --    $   705,000           --            --             --
                                            ===========    ===========    ===========    =========      ========      =========
  Average amount of debt
   outstanding during the period            $    63,866    $   986,981    $ 1,044,096           --            --             --
                                            ===========    ===========    ===========    =========      ========      =========
  Average daily number of shares
   outstanding during the period             73,398,632     40,946,839     22,865,292           --            --             --
                                            ===========    ===========    ===========    =========      ========      =========
  Average amount of debt per share
   during the period                                 --    $      0.02    $      0.05           --            --             --
                                            ===========    ===========    ===========    =========      ========      =========



  (i) Per share data has been adjusted to reflect the effect of a 3-for-1 stock split which occurred April 23,
 (ii)  Ratios have been annualized; total return has not been annualized.
(iii)  Amount was computed based on average shares outstanding during the year.

        Four
       Months
       Ended
       Oct. 31,                         Year Ended June 30,
--------------------------------------------------------------------------
         1994(ii)       1994          1993        1992          1991
         ----           ----          ----        ----          ----
       $ 5.71         $ 6.34        $ 5.98      $ 6.50        $  6.24
       ------         ------        ------      ------        ------
        (0.04)         (0.09)        (0.10)      (0.07)         (0.05)
         0.60           0.89          1.23        0.55           0.75
       ------         ------        ------      ------        ------
         0.56           0.80          1.13        0.48           0.70
           --          (1.43)        (0.77)      (1.00)         (0.44)
       ------         ------        ------      ------        -------
       $ 6.27         $ 5.71        $ 6.34      $ 5.98        $  6.50
       ======         ======        ======      ======        =======
         9.93%         17.53%        23.66%      11.65%         15.63%
       ======         ======        ======      ======        =======
       $4,832         $4,394        $4,884      $4,603        $ 5,006
       ======         ======        ======      ======        =======
           --             --            --          --             --
       ======         ======        ======      ======        =======
         2.75%          2.59%         2.57%       2.14%          2.74%
       ======         ======        ======      ======        =======
      (1.72%)          (1.47%)       (1.55%)     (1.07%)       (0.85%)
       ======         ======        ======      ======        =======
        56.24         116.61%       100.17%      63.54%        78.00%
       ======         ======        ======      ======        =======

           --             --            --          --             --
       ======         ======        ======      ======        =======
           --             --            --          --             --
       ======         ======        ======      ======        =======
           --             --            --          --             --
       ======         ======        ======      ======        =======
           --             --            --          --             --
       ======         ======        ======      ======        =======

  (iv) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

  (v) Amount has been reduced by 0.69% due to expense reimbursements made pursuant to applicable state expense limits.

FOR FUND INFORMATION:


By telephone:     (800) 711-6141


By mail:     Spectra Fund One World Trade Center
             Suite 9333
             New York, NY 10048
By Internet: Text versions of Fund documents can be
             downloaded from the following sources:
             o The Fund: http://www.spectrafund.com
             o SEC (EDGAR database): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
Spectra Fund
SEC File #811-1743
SSN60



      SPECTRA FUND

         CLASS N SHARES





       INVESTING IN COMPANIES OF ALL SIZES TO ACHIEVE
       CAPITAL APPRECIATION




                                                                      PROSPECTUS

                                                               FEBRUARY 28, 2001





As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

STATEMENT OF                                                   February 28, 2001
ADDITIONAL INFORMATION



                                    | One
                           SPECTRA  | World Trade Center--Suite 9333
                              FUND  | New York, New York 10048
                                    | (800) 711-6141


================================================================================

Spectra Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers two classes of shares: Class A shares, which are generally subject to a front-end sales charge, and Class N shares, which have no sales charge.


This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectuses. It should be read together with a Prospectus for Class A shares or Class N shares, which may be obtained free of charge by writing or calling the Fund at the address or toll-free number shown above.

The Fund's financial statements for the year ended October 31, 2000 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.


                                    CONTENTS
Investment Strategies and Policies........................................     2
Portfolio Transactions....................................................     8
Net Asset Value...........................................................     9
Classes of Shares ........................................................     9
Purchases and Redemptions.................................................     9
Management................................................................    13
Taxes.....................................................................    16
Custodian and Transfer Agent..............................................    16
Diversification...........................................................    16
Certain Shareholders......................................................    16
Organization..............................................................    17
Determination of Performance..............................................    17
Financial Statements......................................................    18
Appendix..................................................................   A-1







                               [Graphic omitted]

INVESTMENT STRATEGIES AND POLICIES
The Prospectus discusses the investment objective of the Fund and the principal strategies employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant on those investments, policies and strategies.

CASH POSITION

In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When management's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities, U.S. Government securities or retain cash or cash equivalents, all without limitation.


SMALL CAPITALIZATION INVESTMENTS
Certain companies in which the Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Fred Alger Management, Inc. ("Alger Management"), reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


WARRANTS AND RIGHTS
The Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

PORTFOLIO DEPOSITARY RECEIPTS

To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment compa-nies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.


ILLIQUID AND RESTRICTED SECURITIES
The Fund will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than 7 days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

SHORT SALES
The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES
In order to generate income and to offset expenses, the Fund may lend portfolio securities with a value up to 33 1/3% of the Fund's total assets, including all collateral for such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned:
(a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES

The Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary
Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable do-
mestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The Fund may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers, which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

OPTIONS

The Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all.


A call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.


In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices, and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance either that the position can be offset prior to settlement at an advantageous price, or that delivery will occur. In order to cover its potential obligations if the Fund enters into futures contracts or options thereon, the Fund will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING
The Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS

Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. A "nonfundamental policy" may be changed by vote of a majority of the Fund's Board of Trustees at any time.

As a matter of fundamental policy, the Fund may not:


1. Issue senior securities, except in connection with borrowings permitted in restriction 4 and except that the writing of covered options on securities and stock indexes, and transactions in stock index futures and options thereon, shall not be deemed to be the issuance of a senior security.



2. Purchase securities on margin; but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

3. Make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer at least equal in amount to the securities sold short.


4. Borrow money, except that the Fund may borrow from banks if, immediately after such borrowing, the value of the total assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowing) is at least 300% of the amount of the borrowings.


5. Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with permissible borrowings or investments.



6. Act as a securities underwriter, or act as a distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of securities, except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 in making sales of securities not registered under Federal Securities law.



7. Participate on a joint or joint and several basis in any securities trading account.

8. Make any investment in a particular industry if, immediately after the making of such investment, 25% or more of the Fund's total assets would be invested in such industry.

9. Purchase or sell real estate or interests therein or real estate mortgages, provided that the Fund may purchase marketable securities of real estate investment trusts.

10. Purchase or sell commodities or commodity contracts, nor invest in oil, gas or other mineral exploration development programs, including mineral leases, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.

11. Make loans to others, except through purchasing qualified debt obligations, lending its securities or entering into repurchase agreements.

12. Make any investment in warrants or rights if, immediately after the making of such investment, more than 5% of the Fund's net assets would be so invested or more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized domestic stock exchange, provided, however, that warrants or rights which are attached to other securities shall be deemed to have no value for purposes hereof.

13. Purchase or retain the securities of any issuer if, to the knowledge of the Treasurer of the Fund, those officers and directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14. Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for less than three years. This limitation shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

15. Purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Fund's total assets (taken at market or other current value) would be invested in such securities immediately after the making of any such investment, or the Fund may make such a purchase as part of a merger, consolidation or acquisition of assets.


16. The Fund may purchase and sell (write) put and call options on securities and stock indexes, but only if such options are exchange-traded or traded on an automated quotation system of a national securities association; provided, however, that options on securities written by the Fund must be covered.



The following restriction is nonfundamental:

17. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund might make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in many cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.


In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal years ended October 31, 2000, October 31, 1999, and October 31, 1998, the Fund paid an aggregate of approximately $1,031,271, $505,953 and $569,102, respectively, in brokerage commissions, of which approximately $1,030,186, $504,630 and $562,849, respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2000 constituted 99% of the aggregate brokerage commissions paid by the Fund; during that year, 99% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE
The New York Stock Exchange ("NYSE") is generally open on each Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees.

CLASSES OF SHARES
As described in the Prospectus, the Fund has two classes of shares: Class A shares, which are generally subject to a front-end load, and Class N shares, which are not subject to a load. Exchanges cannot be made between Class A and Class N shares. From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge on a purchase of Class A shares. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES AND REDEMPTIONS
Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Messrs. David D. Alger and Fred M. Alger III, Trustees of the Fund, are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

Third Party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

The right of redemption of shares of the Fund may be suspended, or the date of payment postponed for more than seven days, (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASES THROUGH PROCESSING ORGANIZATIONS
You can buy shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.

AUTOMATIC INVESTMENT PLAN (CLASS N SHARES)
Purchases into your account will be made on the fifteenth and/or last business day of each month. If the fifteenth falls on a weekend or a NYSE holiday, the purchase shall be made on the next business day. In order to participate, your account must be held by a bank which is a member of the Automated Clearing House. Please note that transfers from your bank account to a fund sponsored retirement account will be considered current year contributions.

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

TELEPURCHASE AND TELEREDEMPTION (CLASS N SHARES)
You can apply for TelePurchase or TeleRedemption by completing a Telephone Services Form and returning it to the Transfer Agent. Although the Fund is authorized to charge a fee of $17 for each automated Clearing House redemption, it does not currently intend to do so. To use these privileges, your bank must be a member of the automated Clearing House. Shares held in any Spectra retirement plan and shares issued in certificate form are not eligible for this service.

RIGHT OF ACCUMULATION (CLASS A SHARES)
Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares of the Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)
A Letter of Intent ("LOI") contemplating aggregate purchases of $100,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the preceding sales charge table includes purchases by "any person" (as defined above) of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

SIGNATURE  GUARANTEES
The Transfer Agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.

SELLING SHARES BY TELEPHONE (CLASS N SHARES)
The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemption requests generally will be paid on the next business day. This service is not available within 60 days of changing your address or bank account of record.

EXCHANGE PRIVILEGE
Shareholders may exchange shares of the Fund for shares of Alger Money Market Portfolio of The Alger Fund (the "Portfolio"), another mutual fund managed by Alger Management, and conversely may also exchange shares of the Portfolio for Fund shares. Portfolio shares acquired in such exchanges, together with Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund, but only for Fund shares of the same class as those originally exchanged for Portfolio shares. These exchanges will be effected at the respective net asset values of the Fund and Portfolio next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. A 1% contingent deferred sales charge ("CDSC") will be assessed on redemptions of Class A Shares of the Fund purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year (see

"Contingent Deferred Sales Charge," below), and on redemptions of Portfolio shares acquired in exchange for such shares, based solely on the period of time the shares are retained in the Fund. Thus, the period of time shares are held in the Portfolio will not be counted towards the one-year holding period in determining whether the shares are subject to a CDSC.

Shares of the Portfolio received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for Portfolio shares, an investor should carefully read a Prospectus describing the Portfolio. To obtain a Prospectus for The Alger Fund and more information about such exchanges, please call (800) 711-6141. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

SYSTEMATIC WITHDRAWAL PLAN (CLASS N SHARES)
A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than 1% of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

REDEMPTIONS IN KIND
Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE
Certain Class A Shares of the Fund are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Redemptions of Fund shares are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

WAIVERS OF SALES CHARGES
No initial sales charge or CDSC is imposed on Class A share purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and
(iv)  spouses  and  minor  children  of  those   employees,   participants   and
beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any invest-ment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by ERISA; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization; and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) by registered representatives or broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) of shares purchased with the proceeds of a redemption of shares of a mutual fund not managed by Alger Management, if an initial or deferred sales charge was paid in connection with the investment in the other fund and the redemption from the other fund occurred within 90 days of the purchase of Fund shares.

In addition, no initial sales charge will be imposed on purchases of Class A Shares by members of a "qualified group". A qualified group is one which: (i) has been in existence for more than six months; (ii) was not organized for the purpose of buying shares of the Fund or making similar investments; and (iii) satisfies uniform criteria established by Alger Inc. that result in economy of sales effort or expense, such as a criterion that purchases be made through a central administration or through a single dealer. A qualified group does not include a group whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, clients of an investment adviser or a similar connection. Class A Shares purchased by members of a qualified group will be subject to a CDSC of 1% if redeemed within one year of purchase.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
Any CDSC which otherwise would be imposed on redemptions of Class A Shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability; (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a 5% owner of the employer maintaining the plan, following attainment of age 70 1/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70 1/2 or from a custodial account under
Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70 1/2; and (iii) a tax-free return of an excess contribution to an IRA, and (c) systematic withdrawal payments. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

REINSTATEMENT PRIVILEGE

A shareholder who has redeemed shares in the Fund may reinvest all or part of the redemption proceeds in the Fund without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Portfolio next determined upon receipt of the proceeds and a letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND


The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The names of the Trustees and officers of the Fund, together with information concerning their principal business occupations, and compensation during the fiscal year ended October 31, 2000 are set forth below. Each of the officers of the Fund is also an officer of Castle Convertible Fund, Inc., a registered closed-end investment company, and of The Alger Fund, The Alger American Fund and The Alger Retirement Fund, registered open-end management investment companies, for all of which Alger Management serves as investment adviser. Each of the Trustees of the Fund is also a director or trustee, as the case may be, of certain of these funds as indicated in the Trustees' biographies. Fred M. Alger III and David D. Alger are "interested persons" of the Fund, as defined in the Act. Fred M. Alger III and David D. Alger are brothers. Unless otherwise noted, the address of each person named below is One World Trade Center, Suite 9333, New York, New York 10048.

NAME, AGE, POSITION
FUND AND ADDRESS                    PRINCIPAL OCCUPATIONS
Fred M. Alger III (66)              Chairman of the Boards of Alger Associates, Inc.,
   Chairman of the Board            ("Associates") Fred Alger & Company, Incorporated
                                    ("Alger Inc."), Fred Alger Management,  Inc.
                                    ("Alger Management"), Alger Properties, Inc.
                                    ("Properties"),  Alger Shareholder Services,
                                    Inc.  ("Services"),   Alger  Life  Insurance
                                    Agency, Inc. ("Agency"),  The Alger American
                                    Fund ("American"), The Alger Retirement Fund
                                    ("Retirement"),   Castle  Convertible  Fund,
                                    Inc.  ("Castle"),  The Alger Fund ("Alger"),
                                    Fred  Alger   International   Advisory  S.A.
                                    ("International"), Alger SICAV ("SICAV") and
                                    Analysts Resources, Inc. ("ARI").

David D. Alger (57)                 President and Director of Associates, Alger
   President and Trustee            Management, Alger Inc.,Properties, Services,
                                    International, ARI, Agency and Castle; President
                                    and Trustee of American, Retirement and Alger;
                                    Director of SICAV.

Gregory S. Duch (49)                Executive Vice President, Treasurer and Director of
   Treasurer                        Alger Management, Associates and Properties;
                                    Executive Vice President and Treasurer of Alger
                                    Inc., ARI, Services and Agency; Treasurer and
                                    Director of International; Treasurer of American,
                                    Retirement, Castle and Alger.


Dorothy G. Sanders (45)             Senior Vice President, General Counsel and
   Secretary                        Secretary of Alger Inc., General Counsel and
                                    Secretary of Associates, Agency, Properties,
                                    Services, ARI and Alger Management; Secretary of
                                    International, American, Retirement, Castle and
                                    Alger. Formerly Senior Vice President, Fleet
                                    Financial Group.

Frederick A. Blum (47)              Senior Vice President of Alger Management;
   Assistant Secretary              Assistant Treasurer and Assistant Secretary of
   and Assistant Treasurer          American, Retirement, Castle and Alger.


Charles F. Baird, Jr. (47)          Managing Partner of North Castle Partners, a
   Trustee                          private equity securities group, since 1997;
   183 East Putnam Avenue           Director of Castle; Trustee of Retirement and
   Greenwich, CT 06830              Alger; Formerly Managing Director of AEA Investors
                                    Inc.; Chairman of Equinox, Leiner Health Products,
                                    Elizabeth Arden Day Spas, Grand Expeditions and
                                    EAS.


                                      -13-

NAME, AGE, POSITION
FUND AND ADDRESS                    PRINCIPAL OCCUPATIONS

Roger P. Cheever (55)               Associate Dean for Development, Harvard University
   Trustee                          since 1997; Director of Castle; Trustee of
   124 Mount Auburn Street          Retirement and Alger. Formerly Deputy Director
   Cambridge, MA 02138-5762         of the Harvard University Fund.

Lester L. Colbert, Jr. (67)         Private investor since 1988; Director of Castle;
   Trustee                          Trustee of Retirement and Alger. Formerly Chairman
   551 Fifth Avenue                 of the Board and Chief Executive Officer of Xidex
   Suite 3800                       Corporation.
   New York, NY 10176

James P. Connelly, Jr. (37)         Executive Vice President of Alger Inc.; Vice
   Vice Chairman of the             Chairman of Retirement, Castle and Alger; Director
   Board                            of International and SICAV.

Stephen E. O'Neil (68)              Attorney; private investor since 1981; Director of
   Trustee                          NAHC, Inc., Brown-Forman Corporation and Castle;
   955 Park Avenue                  of American, Retirement and Alger. Formerly Trustee
   New York, NY 10028               President and Vice Chairman of City Investing
                                    Company and Director of Centerre Bancorporation
                                    and Syntro Corporation.



Nathan E. Saint-Amand, M.D. (63)    Medical doctor in private practice; Director
   Trustee                          of Castle; Trustee of American, Retirement
   2 East 88th Street               and Alger. Co-partner Fishers Island
   New York, NY 10128               Partners. Former Co-Chairman Special
                                    Projects Committee of Memorial
                                    Sloan-Kettering. Member of the Board of the
                                    Manhattan Institute.

B. Joseph White (54)                Dean, University of Michigan Business
   Trustee                          School; President, William Davidson Michigan
   701 Tappan Street                Business School; Professor of Business
   Ann Arbor, MI 48109              Administration, University of Michigan
                                    Business School; Director, Gordon Food
                                    Service and Castle; Trustee and Chair, Audit
                                    Committee, Equity Residential Properties
                                    Trust; Director and Chair, Compensation
                                    Committee, Kelly Services, Inc.; Trustee of
                                    American, Retirement and Alger.



No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The fund pays each independent trustee $2,000 for each meeting he attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.


The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2000. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended October 31, 2000.



                               COMPENSATION TABLE

                                                             TOTAL COMPENSATION PAID TO TRUSTEES FROM
                                                                    THE ALGER RETIREMENT FUND,
                                            AGGREGATE                     THE ALGER FUND,
                                          COMPENSATION               THE ALGER AMERICAN FUND,
                                              FROM              CASTLE CONVERTIBLE FUND, INC. AND
   NAME OF PERSON, POSITION               SPECTRA FUND                     SPECTRA FUND
-------------------------------------------------------------------------------------------------------
   CHARLES F. BAIRD, JR., TRUSTEE             $4,000                          $11,000
   ROGER P. CHEEVER, TRUSTEE                  $4,000                          $11,000
   LESTER L. COLBERT, JR., TRUSTEE            $4,000                          $19,000
   STEPHEN E. O'NEIL, TRUSTEE                 $8,000                          $36,000
   NATHAN E. SAINT-AMAND, TRUSTEE             $8,000                          $36,000
   B. JOSEPH WHITE, TRUSTEE                   $8,000                          $36,000

INVESTMENT MANAGER

Alger Management serves as investment manager to the Fund pursuant to a written agreement (the "Management Agreement"), subject to the supervision of the Board of Trustees. The services provided by Alger Management under the Management Agreement include: providing administrative services, making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc. ("Associates"), a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Associates and may be deemed to control that company and its subsidiaries. Fred Alger holds his shares through a limited liability company, of which he is the President and majority shareholder.


Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Fund. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreement.


For the fiscal years ended October 31, 2000,  October 31, 1999,  and October 31,
1998,  Alger  Management  received   $13,986,854,   $5,716,197  and  $2,172,536,
respectively, from the Fund under these arrangements.


SHAREHOLDER SERVICING AGREEMENT

Under a Shareholder Servicing Agreement, the Fund pays Alger Inc. a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. Alger Inc. may pay some of this fee to other organizations that also provide shareholder services and maintenance of shareholder accounts. Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a periodic basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the fiscal year ended October 31, 2000, the Fund paid Alger Inc. $2,331,139 under the Shareholder Servicing Agreement.


CODE OF ETHICS
Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 711-6141.

EXPENSES OF THE FUND

Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including custodian fees, Trustees' fees, transfer agency fees, legal fees, auditing costs, investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Fund may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP serves as independent public ~accountants for the Fund.

TAXES
The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things, distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. In so qualifying, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

CUSTODIAN AND TRANSFER AGENT
State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets pursuant to a custodian agreement. Alger Shareholder Services, Inc. ("Services"), 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Services processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

Under the transfer agency agreement, Services is compensated on a per-account and, for certain transactions, a per-transaction basis.

DIVERSIFICATION
The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of Class N shares. Charles Schwab & Co., Inc.--Special Custody Acct. owned beneficially or of record 39.36% of the shares of the Fund at February 8, 2001, and may be deemed to control the Fund, which may have the effect of proportionately diminishing the voting power of other shareholders of the Fund.


The following table contains information regarding persons who are known by the Fund to own beneficially or of record 5% or more of Class N shares. Unless otherwise noted, the address of each owner is One World Trade Center, Suite 9333, New York, New York 10048. All holdings are expressed as a percentage of the Fund's outstanding shares as of February 8, 2001.

                                    RECORD/BENEFICIAL
                                        OWNERSHIP
                                    -----------------
Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104 ............    39.36%/--%

                                    RECORD/BENEFICIAL
                                        OWNERSHIP
                                    -----------------
National Financial Services
200 Liberty Street
New York, NY 10281..................    12.67%/--%

The Fund's Trustees and officers as a group hold directly less than 1% of the Fund's outstanding shares. Alger Associates, Inc., of which Fred M.~Alger III and David D. Alger are the majority shareholders, owns 1.83% of the Fund's shares.

ORGANIZATION

The Fund is a diversified, open-end management investment company. From its inception in 1968 until February 12, 1996, the Fund was organized as a Massachusetts business corporation, and it had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Fund reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Fund was changed from "Spectra Fund, Inc." to "Spectra Fund." The Fund is authorized to offer an unlimited number of shares.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. In the interest of economy and convenience, certificates representing shares of the Fund are physically issued only upon specific written request of a shareholder.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

DETERMINATION OF
PERFORMANCE

The Fund may include quotations of "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent short-, mid-, and long-term periods (ordinarily for 1, 5 and 10 years), including periods during which the Fund operated as a closed-end investment company, and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The Fund may also use "aggregate"total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share net asset value and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). Total return will vary based on changes in market conditions. In addition, since the deduction of expenses is reflected in the total return figures, total return will also vary based on the level of the Fund's expenses. Current total return quotations may be obtained by contacting the Fund. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund.

The average annual "total return" is computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. Total Return--The Fund's average annual total return described in the Prospectus is computed according to the following formula:

                                         n
                                  P (1+T) =ERV

Where:   P =   a hypothetical initial payment of $1,000
         T =   average annual total return
         n =   number of years

       ERV     = ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof);

The average annual total returns for Class N and Class A shares for the periods indicated below were as follows:


                                FIVE YEARS     TEN YEARS
                   YEAR ENDED     ENDED          ENDED
                     10/31/00    10/31/00       10/31/00
                   -----------  ----------     ---------

Class N             6.21%         23.55%         27.57%

              FOUR MONTHS ENDED
                   10/31/00
              -----------------
Class A            -18.41%

B. Yield--the Fund's yield is computed according to the following formula:
                            a-b      6
                 YIELD = 2[(---- + 1)  - 1]
                            cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = The average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price
           per share on the last day of the period.

For the periods shown, shares of the Fund now designated Class N shares were the only shares outstanding.

IN GENERAL
Current performance information for the Fund may be obtained by calling the Fund at the telephone number provided on the cover page of this Statement of Additional Information. The Fund's quoted performance may not be indicative of future performance. The Fund's performance will depend upon factors such as the Fund's expenses and the types of instruments held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of the Fund to that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared to rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500 Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS
The Fund's financial statements for the year ended October 31, 2000, are contained in the Annual Report to shareholders and are hereby incorporated by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained free of charge by telephoning (800) 711-6141.

APPENDIX

CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B by Moody's generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rankin g; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AA by Standard & Poor's Corporation ("S&P") are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

     Bonds rated BB and B by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Bonds rated AAA by Fitch Investors Service, Inc. ("Fitch") are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question, whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff and Phelps, Inc. ("Duff") to be of the highest credit quality with negligible risk factors; only slightly more than
U. S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1, or related supporting institutions, are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2, or related supporting institutions, are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-l, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1. The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

INVESTMENT MANAGER:
Fred Alger Management, Inc.
One World Trade Center
Suite 9333
New York, New York 10048

----------------------------------

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

----------------------------------

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street~Box 2001
Jersey City, New Jersey 07302

----------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

---------------------------------

COUNSEL:
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

---------------------------------

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. The Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



======================================================

                       |
                       |
                       | ONE WORLD TRADE CENTER
               SPECTRA | SUITE 9333
                  FUND | NEW YORK, NEW YORK 10048
                       | (800) 711-6141
                       |














                       |
                       |
             STATEMENT |
         OF ADDITIONAL | February 28, 2001
                  FUND |
                       |
                       |




             [logo omitted]



SSAI80

======================================================

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

Exhibit No.                Description of Exhibit
-----------                ----------------------

     (a)            Agreement and Declaration of Trust (1)  [EDGAR 2/98]

     (b)            By-laws of Registrant (1) [EDGAR 2/98]

     (c)            See Exhibits (a) and (b)

     (d)            Investment Management Agreement (1)  [EDGAR 2/98]

     (e)            Distribution Agreement (1)  [EDGAR 2/98]

     (g)            Custody Agreement (4)

     (h)            Shareholder Servicing Agreement (1)  [EDGAR 2/98]

     (i) Opinion and Consent of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP (3)

     (j-1)          Opinion and Consent of Sullivan & Worcester (5)


     (j-1-a)        Opinion and Consent of Sullivan & Worcester (7)


     (j-2)          Consent of Arthur Andersen LLP

     (p)            Powers of Attorney executed by David D. Alger, Gregory S.
                    Duch, Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White (6)

     (p-1) Powers of Attorney executed by Lester L. Colbert, Jr., Charles F. Baird, Jr. and Roger P. Cheever

     (p-2)          Power of Attorney executed by James P. Connelly, Jr.


-------------------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on October 6, 1995.

(2)  Incorporated  by  reference  to  Pre-Effective   Amendment  No.  1  to  the
     Registration Statement, filed with the SEC on December 4, 1995.

(3)  Incorporated  by  reference  to  Pre-Effective   Amendment  No.  2  to  the
     Registration Statement, filed with the SEC on February 6, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 3 filed with the SEC on February 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on December 22, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 5 filed with the SEC on February 26, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on June 30, 2000.


Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

                                     None.

Item 25.  Indemnification
          ---------------

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer orcontrolling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

         Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to three other open-end investment companies. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schdules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).


Item 27. Principal Underwriter
         ---------------------

         (a) Alger Inc. acts as principal underwriter for Registrant, The Alger Fund, The Alger American Fund and The Alger Retirement Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

         (b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

         (c) Not applicable.

Item 28. Location of Accounts and Records
         --------------------------------

         All accounts and records of Registrant are maintained by Mr. Gregory S. Duch, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.  Management Services
          -------------------

          Not applicable.


Item 30.          Undertakings
                  ------------

          Not applicable.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that this Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2001.


                                          SPECTRA FUND

                                          By:  /s/ David D. Alger
                                               -------------------------------
                                               David D. Alger, President

ATTEST:  /s/  Gregory S. Duch
        --------------------------------------
              Gregory S. Duch, Treasurer

         Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


         Signature              Title                                      Date
         ---------              -----                                      ----
   /s/ Fred M. Alger III*                                            February 28, 2001
------------------------------- Chairman of the Board                -----------------
       Fred M. Alger III

   /s/ David D. Alger                                                February 28, 2001
------------------------------- President and Trustee                -----------------
       David D. Alger              (Chief Executive Officer)

   /s/  Gregory S. Duch                                              February 28, 2001
------------------------------- Treasurer                            -----------------
        Gregory S. Duch           (Chief Financial and Accounting
                                   Officer)

   /s/ Charles F. Baird, Jr.*                                        February 28, 2001
------------------------------- Trustee                              -----------------
       Charles F. Baird, Jr.

   /s/ Roger P. Cheever*                                             February 28, 2001
------------------------------- Trustee                              -----------------
       Roger P. Cheever

   /s/ Lester L. Colbert, Jr.*                                       February 28, 2001
------------------------------- Trustee                              -----------------
       Lester L. Colbert, Jr.


   /s/ James P. Connelly, Jr.*                                       February 28, 2001
------------------------------- Trustee                              -----------------
       James P. Connelly, Jr.

 /s/ Nathan E. Saint-Amand*                                          February 28, 2001
------------------------------- Trustee                              -----------------
     Nathan E. Saint-Amand

   /s/ Stephen E. O'Neil*                                            February 28, 2001
------------------------------- Trustee                              -----------------
       Stephen E. O'Neil

   /s/ B. Joseph White*                                              February 28, 2001
------------------------------- Trustee                              -----------------
         B. Joseph White

*By: Gregory S. Duch
     --------------------------
     Gregory S. Duch
     Attorney-in-Fact

                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A


                                                                           ---
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          x
                                                                           ---


                                                                           ---
                         Post-Effective Amendment No. 9                     x
                                                                           ---


                                     and/or



                                                                           ---
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      x
                                                                           ---
                                                                           ---
                                Amendment No. 22                            x
                                                                           ---


                        (Check appropriate box or boxes)


                                  SPECTRA FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                           --------------------------
                                 E X H I B I T S
                           --------------------------

                                INDEX TO EXHIBITS


Exhibit
   No.
   ---

 (j-2)    Consent of Arthur Andersen LLP .........................
 (p-2)    Power of Attorney executed by James P. Connelly, Jr. ...